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CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [*****] INDICATES THAT INFORMATION HAS BEEN OMITTED.

AMENDMENT NO. 34
TO THE
SYNC GENERATION 2 ON-BOARD NAVIGATION AGREEMENT
BETWEEN
FORD MOTOR COMPANY AND TELENAV, INC.

THIS AMENDMENT NO. 34 (“Amendment”), effective as of June 16, 2020 (“Amendment Effective Date”) supplements and amends the terms of the SYNC Generation 2 On-Board Navigation Agreement, dated October 12, 2009 (“Agreement”), by and between Ford Motor Company (“Buyer” or “Ford”), a Delaware corporation with its principal office at One American Road, Dearborn, Michigan 48126, on behalf of itself and the Ford Related Companies, and Telenav, Inc. (“Supplier” or “Telenav”), a Delaware corporation with its principal office at 4655 Great America Parkway, Suite 300, Santa Clara, CA 95054, on behalf of itself and the Telenav Related Companies. Capitalized terms not otherwise defined shall have the meanings ascribed to them in the Agreement.

WHEREAS, the parties wish to amend the Agreement;

NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Amendment, the parties agree as follows:

1.	Section 10.1 of Attachment II – Software Development and Licensed Software Supplemental Terms and Conditions shall be deleted in its entirety and replace with the following:

“10.1 Term
The Term of the Agreement and all Attachments shall begin on the Effective Date and shall continue until [*****] (‘Initial Term’). Notwithstanding the foregoing, the parties wish to further define initial terms, production end dates, connected care end dates and map care end dates within each of the Sync 2, Sync 3 and Sync 4 programs. With respect to Sync 2 activities only, the parties agree the initial term is from the Effective Date until [*****] (‘Sync 2 Initial Term’), with production ending on [*****], and map care ending on [*****]. With respect to Sync 3 activities only, the parties agree the initial term is from the Effective Date until [*****] (‘Sync 3 Initial Term’), with production ending on [*****], with connected services ending on [*****], and map care ending on [*****]. With respect to Sync 4 activities only, the parties agree the initial term is from the Effective Date until [*****] (‘Sync 4 Initial Term’). The parties agree, when determining a party’s post-production rights and obligations which are specific to a program (e.g. Sync 2, Sync 3, Sync 4), to apply the Sync 2 Initial Term, Sync 3 Initial Term or Sync 4 Initial Term in lieu of the generic Initial Term.”

2.	As of [*****], in Attachment V, Section 3 under the heading “[*****]” the parties agree to delete the following:

“[*****] [*****] Fees (Fees applicable beginning [*****] – service provided at no charge until [*****]:

[*****] Certain identified information denoted with an asterisk have been omitted from this exhibit because it is not material and would likely cause competitive harm to the Registrant if publicly disclosed.

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CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [*****] INDICATES THAT INFORMATION HAS BEEN OMITTED.

Searches Per Quarter	Costs per quarter
[*****] – [*****]	$[*****]
[*****] – [*****]	$[*****]
[***** – [*****]	$[*****]
[*****] – [*****]	$[*****]

Conditions:

•	Telenav [*****] service is provided as-is, using [*****] data

•	Service will be provided only in the following countries: [*****], [*****], and [*****]

•	The number of activated users may not exceed [*****] in [*****].

•	Service Level Agreement – Telenav agrees to meet the service level requirements as set forth in Exhibit B to Attachment XIII.

[*****] [*****] Fees:

Searches Per Quarter	Costs per quarter
[*****] – [*****]	$[*****]
[*****] – [*****]	$[*****]
[*****] – [*****]	$[*****]
[*****] – [*****]	$[*****]
[*****] or more	$[*****]
”

3.	As of [*****], in Attachment V, Section 3 under the heading “[*****]”, the following tables shall be added:

“[*****] license fees – [*****]

CY	[*****] - [*****]
License Fee	$[*****]

[*****] license fees – [*****], [*****], [*****]

CY	[*****] - [*****]
License Fee	$[*****]
”

4.	As of [*****], Attachment XIII, including all exhibits thereto, shall be deleted in its entirety.

[*****] Certain identified information denoted with an asterisk have been omitted from this exhibit because it is not material and would likely cause competitive harm to the Registrant if publicly disclosed.

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CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [*****] INDICATES THAT INFORMATION HAS BEEN OMITTED.

Except as modified and amended by this Amendment, the terms of the Agreement are ratified and confirmed by the parties hereto. This Amendment is incorporated into and made a part of the Agreement by the parties.

THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.

IN WITNESS WHEREOF, the parties have executed this Amendment by their authorized representatives as of the Amendment Effective Date.

FORD MOTOR COMPANY By: /s/ Lani Adams (Signature) Name: Lani Adams (Printed Name) Title: Buyer Date: 6/29/2020	TELENAV, INC. By: /s/ Steve Debenham (Signature) Name: Steve Debenham (Printed Name) Title: V.P., Gen Counsel Date: 6/25/2020

[*****] Certain identified information denoted with an asterisk have been omitted from this exhibit because it is not material and would likely cause competitive harm to the Registrant if publicly disclosed.